Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,534	$(117)	$423	$3,228	$865	26.8%	$22	$(385)	$9	$2,717	$1.96
Simplify to Grow Program	122	(1)	—	123	26		—	—	—	97	0.07
Intangible asset impairment charges	101	—	—	101	25		—	—	—	76	0.05
Mark-to-market (gains)/losses from derivatives	326	—	8	318	56		—	—	—	262	0.19
Acquisition integration costs and contingent consideration adjustments	136	(8)	(4)	148	72		—	—	—	76	0.05
Inventory step-up	25	—	—	25	7		—	—	—	18	0.01
Acquisition-related costs	330	—	76	254	(11)		—	—	—	265	0.19
Divestiture-related costs	18	—	—	18	9		—	—	—	9	0.01
Net earnings from divestitures	(4)	—	—	(4)	(1)		—	14	—	(17)	(0.01)
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Incremental costs due to war in Ukraine	121	—	—	121	(4)		—	—	—	125	0.09
Remeasurement of net monetary position	40	—	—	40	—		—	—	—	40	0.03
Impact from pension participation changes	(1)	—	(11)	10	3		—	—	—	7	0.01
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(17)		—	—	—	17	0.01
Loss on equity method investment transactions	—	—	—	—	(2)		(22)	—	—	24	0.02
Equity method investee items	—	—	—	—	5		—	8	—	(13)	(0.01)

Adjusted (Non-GAAP)	$5,029	$(126)	$363	$4,792	$1,054	22.0%	$—	$(363)	$9	$4,092	$2.95
Net earnings from divestiture - KDP	—	—	—	—	(19)		—	100	—	(81)	(0.05)
Change in equity method investee items	—	—	—	—	(5)		—	19	—	(14)	(0.01)

Adjusted (Non-GAAP) - As Recast	$5,029	$(126)	$363	$4,792	$1,030	21.5%	$—	$(244)	$9	$3,997	$2.89

Currency										326	0.23

Adjusted @ Constant FX (Non-GAAP) - As Recast										$4,323	$3.12

Diluted Average Shares Outstanding											1,385

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(15)	—	—	(15)	(12)		—	53	—	(56)	(0.03)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	4		—	(61)	—	57	0.04

Adjusted (Non-GAAP)	$4,765	$(148)	$297	$4,616	$983	21.3%	$—	$(401)	$14	$4,020	$2.85
Net earnings from divestiture - KDP	—	—	—	—	(17)		—	98	—	(81)	(0.06)
Change in equity method investee items	—	—	—	—	(4)		—	16	—	(12)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,765	$(148)	$297	$4,616	$962	20.8%	$—	$(287)	$14	$3,927	$2.78

Diluted Average Shares Outstanding											1,413

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$834	$(24)	$86	$772	$270	35.0%	$3	$(85)	$1	$583	$0.42
Simplify to Grow Program	53	—	—	53	10		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	58	—	(43)	101	15		3	—	—	83	0.06
Acquisition integration costs and contingent consideration adjustments	40	(8)	—	48	15		—	—	—	33	0.03
Inventory step-up	5	—	—	5	2		—	—	—	3	—
Acquisition-related costs	12	—	76	(64)	(14)		—	—	—	(50)	(0.04)
Divestiture-related costs	6	—	—	6	6		—	—	—	—	—
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Remeasurement of net monetary position	14	—	—	14	—		—	—	—	14	0.01
Impact from pension participation changes	(1)	—	(3)	2	1		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	5		—	—	—	(5)	—
Loss on equity method investment transactions	—	—	—	—	(1)		(6)	—	—	7	0.01
Equity method investee items	—	—	—	—	6		—	(5)	—	(1)	—

Adjusted (Non-GAAP)	$1,302	$(32)	$116	$1,218	$305	25.0%	$—	$(90)	$1	$1,002	$0.73
Net earnings from divestiture - KDP	—	—	—	—	(1)		—	11	—	(10)	(0.01)
Change in equity method investee items	—	—	—	—	(6)		—	24	—	(18)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,302	$(32)	$116	$1,218	$298	24.5%	$—	$(55)	$1	$974	$0.71

Currency										72	0.05

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,046	$0.76

Diluted Average Shares Outstanding											1,375

	For the Three Months Ended December 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,204	$(28)	$89	$1,143	$238	20.8%	$3	$(103)	$2	$1,003	$0.71
Simplify to Grow Program	(62)	(1)	—	(61)	(15)		—	—	—	(46)	(0.03)
Mark-to-market (gains)/losses from derivatives	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Acquisition integration costs and contingent consideration adjustments	14	—	—	14	2		—	—	—	12	0.01
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net gain on acquisition and divestitures	1	—	—	1	(1)		—	—	—	2	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(1)		—	7	—	(10)	—
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	1	—	(3)	4	—		—	—	—	4	—
Initial impacts from enacted tax law changes	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	—		(3)	—	—	3	—
Equity method investee items	—	—	—	—	1		—	(10)	—	9	0.01

Adjusted (Non-GAAP)	$1,171	$(29)	$86	$1,114	$225	20.2%	$—	$(106)	$2	$993	$0.71
Net earnings from divestiture - KDP	—	—	—	—	(5)		—	30	—	(25)	(0.02)
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,171	$(29)	$86	$1,114	$219	19.7%	$—	$(72)	$2	$965	$0.69

Diluted Average Shares Outstanding											1,405

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$679	$(30)	$71	$638	$184	28.8%	$6	$(85)	$1	$532	$0.39
Simplify to Grow Program	16	—	—	16	3		—	—	—	13	0.01
Intangible asset impairment charges	23	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	186	—	69	117	22		(3)	—	—	98	0.07
Acquisition integration costs and contingent consideration adjustments	27	—	(1)	28	6		—	—	—	22	0.02
Inventory step-up	20	—	—	20	5		—	—	—	15	0.01
Acquisition-related costs	292	—	—	292	—		—	—	—	292	0.21
Divestiture-related costs	6	—	—	6	2		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(1)		—	—	—	1	—
Incremental costs due to war in Ukraine	(7)	—	—	(7)	(2)		—	—	—	(5)	—
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(13)		—	—	—	13	0.01
Loss on equity method investment transactions	—	—	—	—	(1)		(3)	—	—	4	—
Equity method investee items	—	—	—	—	4		—	(1)	—	(3)	—

Adjusted (Non-GAAP)	$1,253	$(30)	$136	$1,147	$216	18.8%	$—	$(86)	$1	$1,016	$0.74
Net earnings from divestiture - KDP	—	—	—	—	(1)		—	13	—	(12)	(0.01)
Change in equity method investee items	—	—	—	—	(4)		—	15	—	(11)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,253	$(30)	$136	$1,147	$211	18.4%	$—	$(58)	$1	$993	$0.72

Currency										97	0.07

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,090	$0.79

Diluted Average Shares Outstanding											1,379

	For the Three Months Ended September 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,294	$(37)	$82	$1,249	$342	27.4%	$(250)	$(105)	$4	$1,258	$0.89
Simplify to Grow Program	127	—	—	127	32		—	—	—	95	0.06
Mark-to-market (gains)/losses from derivatives	(132)	—	—	(132)	(24)		2	—	—	(110)	(0.08)
Acquisition integration costs and contingent consideration adjustments	(57)	—	—	(57)	(15)		—	—	—	(42)	(0.03)
Net earnings from divestitures	(6)	—	—	(6)	(4)		—	13	—	(15)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	2	3	(2)	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	4		—	—	—	(4)	—
Gain on equity method investment transactions	—	—	—	—	(59)		248	—	—	(189)	(0.13)
Equity method investee items	—	—	—	—	—		—	4	—	(4)	—

Adjusted (Non-GAAP)	$1,230	$(34)	$80	$1,184	$276	23.3%	$—	$(88)	$4	$992	$0.70
Net earnings from divestiture - KDP	—	—	—	—	(4)		—	25	—	(21)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,230	$(34)	$80	$1,184	$272	23.0%	$—	$(61)	$4	$969	$0.69

Diluted Average Shares Outstanding											1,408

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	(3)	—	—	(3)	—		—	7	—	(10)	(0.01)
Incremental costs due to war in Ukraine	(15)	—	—	(15)	—		—	—	—	(15)	(0.01)
Remeasurement of net monetary position	10	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	(2)		—	11	—	(9)	(0.01)

Adjusted (Non-GAAP)	$1,097	$(31)	$77	$1,051	$214	20.4%	$—	$(80)	$1	$916	$0.66
Net earnings from divestiture - KDP	—	—	—	—	(7)		—	30	—	(23)	(0.02)
Change in equity method investee items	—	—	—	—	2		—	(7)	—	5	0.01

Adjusted (Non-GAAP) - As Recast	$1,097	$(31)	$77	$1,051	$209	19.9%	$—	$(57)	$1	$898	$0.65

Currency										73	0.05

Adjusted @ Constant FX (Non-GAAP) - As Recast										$971	$0.70

Diluted Average Shares Outstanding											1,389

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(4)		—	17	—	(17)	(0.01)
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	1		—	(5)	—	4	—

Adjusted (Non-GAAP)	$1,073	$(41)	$54	$1,060	$232	21.9%	$—	$(95)	$1	$922	$0.65
Net earnings from divestiture - KDP	—	—	—	—	(4)		—	19	—	(15)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,073	$(41)	$54	$1,060	$227	21.4%	$—	$(72)	$1	$904	$0.64

Diluted Average Shares Outstanding											1,416

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(1)	—	—	(1)	—		—	7	—	(8)	(0.01)
Incremental costs due to war in Ukraine	143	—	—	143	(2)		—	—	—	145	0.11
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	(3)		—	3	—	—	—

Adjusted (Non-GAAP)	$1,377	$(33)	$34	$1,376	$319	23.2%	$—	$(107)	$6	$1,158	$0.83
Net earnings from divestiture - KDP	—	—	—	—	(10)		—	46	—	(36)	(0.02)
Change in equity method investee items	—	—	—	—	3		—	(13)	—	10	—

Adjusted (Non-GAAP) - As Recast	$1,377	$(33)	$34	$1,376	$312	22.7%	$—	$(74)	$6	$1,132	$0.81

Currency										84	0.06

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,216	$0.87

Diluted Average Shares Outstanding											1,398

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Net gain on acquisition and divestitures	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	(1)	—	—	(1)	(3)		—	16	—	(14)	(0.01)
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	2		—	(50)	—	48	0.03

Adjusted (Non-GAAP)	$1,291	$(44)	$77	$1,258	$250	19.9%	$—	$(112)	$7	$1,113	$0.78
Net earnings from divestiture - KDP	—	—	—	—	(4)		—	24	—	(20)	(0.01)
Change in equity method investee items	—	—	—	—	(2)		—	6	—	(4)	—

Adjusted (Non-GAAP) - As Recast	$1,291	$(44)	$77	$1,258	$244	19.4%	$—	$(82)	$7	$1,089	$0.77

Diluted Average Shares Outstanding											1,422

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(15)	—	—	(15)	(12)		—	53	—	(56)	(0.03)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	4		—	(61)	—	57	0.04

Adjusted (Non-GAAP)	$4,765	$(148)	$297	$4,616	$983	21.3%	$—	$(401)	$14	$4,020	$2.85
Net earnings from divestiture - KDP	—	—	—	—	(17)		—	98	—	(81)	(0.06)
Change in equity method investee items	—	—	—	—	(4)		—	16	—	(12)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,765	$(148)	$297	$4,616	$962	20.8%	$—	$(287)	$14	$3,927	$2.78

Currency										(118)	(0.08)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,809	$2.70

Diluted Average Shares Outstanding											1,413

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	(2)	—	—	(2)	(26)		—	135	—	(111)	(0.08)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	4		—	(72)	—	68	0.05

Adjusted (Non-GAAP)	$4,399	$(141)	$340	$4,200	$878	20.9%	$—	$(358)	$14	$3,666	$2.54
Net earnings from divestiture - KDP	—	—	—	—	(5)		—	75	—	(70)	(0.04)
Change in equity method investee items	—	—	—	—	(4)		—	19	—	(15)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,399	$(141)	$340	$4,200	$869	20.7%	$—	$(264)	$14	$3,581	$2.49

Diluted Average Shares Outstanding											1,441

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,204	$(28)	$89	$1,143	$238	20.8%	$3	$(103)	$2	$1,003	$0.71
Simplify to Grow Program	(62)	(1)	—	(61)	(15)		—	—	—	(46)	(0.03)
Mark-to-market (gains)/losses from derivatives	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Acquisition integration costs and contingent consideration adjustments	14	—	—	14	2		—	—	—	12	0.01
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net gain on acquisition and divestitures	1	—	—	1	(1)		—	—	—	2	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(1)		—	7	—	(10)	—
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	1	—	(3)	4	—		—	—	—	4	—
Initial impacts from enacted tax law changes	—	—	—	—	(5)		—	—	—	5	—
Gain on equity method investment transactions	—	—	—	—	—		(3)	—	—	3	—
Equity method investee items	—	—	—	—	1		—	(10)	—	9	0.01

Adjusted (Non-GAAP)	$1,171	$(29)	$86	$1,114	$225	20.2%	$—	$(106)	$2	$993	$0.71
Net earnings from divestiture - KDP	—	—	—	—	(5)		—	30	—	(25)	(0.02)
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,171	$(29)	$86	$1,114	$219	19.7%	$—	$(72)	$2	$965	$0.69

Currency										13	0.01

Adjusted @ Constant FX (Non-GAAP) - As Recast										$978	$0.70

Diluted Average Shares Outstanding											1,405

	For the Three Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,149	$(36)	$244	$941	$344	36.6%	$(452)	$(110)	$3	$1,156	$0.80
Simplify to Grow Program	112	1	—	111	26		—	—	—	85	0.06
Mark-to-market (gains)/losses from derivatives	(58)	—	(1)	(57)	(13)		—	—	—	(44)	(0.03)
Acquisition integration costs	2	—	—	2	2		—	—	—	—	—
Net earnings from divestitures	1	—	—	1	(4)		—	31	—	(26)	(0.01)
Costs associated with JDE Peet’s transaction	—	—	—	—	11		—	—	—	(11)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Initial impacts from enacted tax law changes	—	—	—	—	(6)		—	—	—	6	—
Gain on equity method investment transactions	—	—	—	—	(108)		452	—	—	(344)	(0.24)
Equity method investee items	—	—	—	—	—		—	(13)	—	13	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,189	$(35)	$84	$1,140	$282	24.7%	$—	$(92)	$3	$947	$0.66
Net earnings from divestiture - KDP	—	—	—	—	(2)		—	25	—	(23)	(0.02)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,189	$(35)	$84	$1,140	$280	24.6%	$—	$(65)	$3	$922	$0.64

Diluted Average Shares Outstanding											1,439

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,294	$(37)	$82	$1,249	$342	27.4%	$(250)	$(105)	$4	$1,258	$0.89
Simplify to Grow Program	127	—	—	127	32		—	—	—	95	0.06
Mark-to-market (gains)/losses from derivatives	(132)	—	—	(132)	(24)		2	—	—	(110)	(0.08)
Acquisition integration costs and contingent consideration adjustments	(57)	—	—	(57)	(15)		—	—	—	(42)	(0.03)
Net earnings from divestitures	(6)	—	—	(6)	(4)		—	13	—	(15)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	2	3	(2)	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	4		—	—	—	(4)	—
Gain on equity method investment transactions	—	—	—	—	(59)		248	—	—	(189)	(0.13)
Equity method investee items	—	—	—	—	—		—	4	—	(4)	—

Adjusted (Non-GAAP)	$1,230	$(34)	$80	$1,184	$276	23.3%	$—	$(88)	$4	$992	$0.70
Net earnings from divestiture - KDP	—	—	—	—	(4)		—	25	—	(21)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,230	$(34)	$80	$1,184	$272	23.0%	$—	$(61)	$4	$969	$0.69

Currency										(23)	(0.02)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$946	$0.67

Diluted Average Shares Outstanding											1,408

	For the Three Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,135	$(38)	$89	$1,084	$391	36.1%	$(345)	$(84)	$3	$1,119	$0.78
Simplify to Grow Program	114	—	—	114	22		—	—	—	92	0.06
Intangible asset impairment charges	54	—	—	54	12		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(145)	—	3	(148)	(27)		—	—	—	(121)	(0.08)
Acquisition-related costs	—	—	—	—	(3)		—	—	—	3	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(2)	—	—	(2)	(11)		—	31	—	(22)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(30)		—	—	—	30	0.02
Gain on equity method investment transactions	—	—	—	—	(77)		345	—	—	(268)	(0.19)
Equity method investee items	—	—	—	—	—		—	(29)	—	29	0.02
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,163	$(38)	$89	$1,112	$278	25.0%	$—	$(82)	$3	$913	$0.63
Net earnings from divestiture - KDP	—	—	—	—	(2)		—	18	—	(16)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	3	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,163	$(38)	$89	$1,112	$276	24.8%	$—	$(61)	$3	$894	$0.62

Diluted Average Shares Outstanding											1,442

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(4)		—	17	—	(17)	(0.01)
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	1		—	(5)	—	4	—

Adjusted (Non-GAAP)	$1,073	$(41)	$54	$1,060	$232	21.9%	$—	$(95)	$1	$922	$0.65
Net earnings from divestiture - KDP	—	—	—	—	(4)		—	19	—	(15)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,073	$(41)	$54	$1,060	$227	21.4%	$—	$(72)	$1	$904	$0.64

Currency										(61)	(0.04)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$843	$0.60

Diluted Average Shares Outstanding											1,416

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$(106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	1	—	—	1	(5)		—	28	—	(22)	(0.02)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	4		—	(17)	—	13	0.01

Adjusted (Non-GAAP)	$943	$(35)	$82	$896	$122	13.6%	$—	$(95)	$1	$868	$0.60
Net earnings from divestiture - KDP	—	—	—	—	1		—	9	—	(10)	(0.01)
Change in equity method investee items	—	—	—	—	(4)		—	12	—	(8)	—

Adjusted (Non-GAAP) - As Recast	$943	$(35)	$82	$896	$119	13.3%	$—	$(74)	$1	$850	$0.59

Diluted Average Shares Outstanding											1,439

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.j

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Net gain on acquisition and divestitures	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	(1)	—	—	(1)	(3)		—	16	—	(14)	(0.01)
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Gain on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	2		—	(50)	—	48	0.03

Adjusted (Non-GAAP)	$1,291	$(44)	$77	$1,258	$250	19.9%	$—	$(112)	$7	$1,113	$0.78
Net earnings from divestiture - KDP	—	—	—	—	(4)		—	24	—	(20)	(0.01)
Change in equity method investee items	—	—	—	—	(2)		—	6	—	(4)	—

Adjusted (Non-GAAP) - As Recast	$1,291	$(44)	$77	$1,258	$244	19.4%	$—	$(82)	$7	$1,089	$0.77

Currency										(47)	(0.04)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,042	$0.73

Diluted Average Shares Outstanding											1,422

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	(2)	—	—	(2)	(6)		—	45	—	(41)	(0.02)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	—		—	(13)	—	13	0.01

Adjusted (Non-GAAP)	$1,104	$(33)	$85	$1,052	$196	18.6%	$—	$(89)	$7	$938	$0.65
Net earnings from divestiture - KDP	—	—	—	—	(2)		—	23	—	(21)	(0.02)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,104	$(33)	$85	$1,052	$194	18.4%	$—	$(64)	$7	$915	$0.63

Diluted Average Shares Outstanding											1,445

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.k

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	(2)	—	—	(2)	(26)		—	135	—	(111)	(0.08)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	4		—	(72)	—	68	0.05

Adjusted (Non-GAAP)	$4,399	$(141)	$340	$4,200	$878	20.9%	$—	$(358)	$14	$3,666	$2.54
Net earnings from divestiture - KDP	—	—	—	—	(5)		—	75	—	(70)	(0.04)
Change in equity method investee items	—	—	—	—	(4)		—	19	—	(15)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,399	$(141)	$340	$4,200	$869	20.7%	$—	$(264)	$14	$3,581	$2.49

Currency										49	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,630	$2.52

Diluted Average Shares Outstanding											1,441

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(16)	—	—	(16)	(26)		—	159	—	(149)	(0.10)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
Initial impacts from enacted tax law changes	2	—	—	2	754		—	—	—	(752)	(0.52)
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	3		—	12	—	(15)	(0.01)

Adjusted (Non-GAAP)	$4,257	$(66)	$338	$3,985	$836	21.0%	$—	$(330)	$15	$3,464	$2.38
Net earnings from divestiture - KDP	—	—	—	—	(1)		—	63	—	(62)	(0.05)
Change in equity method investee items	—	—	—	—	(3)		—	19	—	(16)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,257	$(66)	$338	$3,985	$832	20.9%	$—	$(248)	$15	$3,386	$2.32

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.96	$3.04	$(1.08)	(35.5)%
Simplify to Grow Program	0.07	0.17	(0.10)
Intangible asset impairment charges	0.05	0.02	0.03
Mark-to-market (gains)/losses from derivatives	0.19	(0.17)	0.36
Acquisition integration costs and contingent consideration adjustments	0.05	(0.02)	0.07
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.19	0.01	0.18
Divestiture-related costs	0.01	0.01	—
Net earnings from divestitures	(0.01)	(0.03)	0.02
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Incremental costs due to war in Ukraine	0.09	—	0.09
Remeasurement of net monetary position	0.03	0.01	0.02
Impact from pension participation changes	0.01	0.02	(0.01)
Loss on debt extinguishment and related expenses	0.07	0.07	—
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.02	(0.39)	0.41
Equity method investee items	(0.01)	0.04	(0.05)

Adjusted EPS (Non-GAAP)	$2.95	$2.85	$0.10	3.5%
Net earnings from divestiture - KDP	(0.05)	(0.06)	0.01
Change in equity method investee items	(0.01)	(0.01)	—

Adjusted EPS (Non-GAAP) - As Recast	$2.89	$2.78	$0.11	4.0%
Impact of unfavorable currency	0.23	—	0.23

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$3.12	$2.78	$0.34	12.2%

Schedule 2.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.42	$0.71	$(0.29)	(40.8)%
Simplify to Grow Program	0.03	(0.03)	0.06
Mark-to-market (gains)/losses from derivatives	0.06	—	0.06
Acquisition integration costs and contingent consideration adjustments	0.03	0.01	0.02
Acquisition-related costs	(0.04)	—	(0.04)
Divestiture-related costs	—	0.01	(0.01)
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Remeasurement of net monetary position	0.01	—	0.01
Loss on equity method investment transactions	0.01	—	0.01
Equity method investee items	—	0.01	(0.01)

Adjusted EPS (Non-GAAP)	$0.73	$0.71	$0.02	2.8%
Net earnings from divestiture - KDP	(0.01)	(0.02)	0.01
Change in equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$0.71	$0.69	$0.02	2.9%
Impact of unfavorable currency	0.05	—	0.05

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.76	$0.69	$0.07	10.1%

Schedule 2.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.39	$0.89	$(0.50)	(56.2)%
Simplify to Grow Program	0.01	0.06	(0.05)
Intangible asset impairment charges	0.01	—	0.01
Mark-to-market (gains)/losses from derivatives	0.07	(0.08)	0.15
Acquisition integration costs and contingent consideration adjustments	0.02	(0.03)	0.05
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.21	—	0.21
Net earnings from divestitures	—	(0.01)	0.01
Remeasurement of net monetary position	0.01	—	0.01
Initial impacts from enacted tax law changes	0.01	—	0.01
Gain on equity method investment transactions	—	(0.13)	0.13

Adjusted EPS (Non-GAAP)	$0.74	$0.70	$0.04	5.7%
Net earnings from divestiture - KDP	(0.01)	(0.01)	—
Change in equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$0.72	$0.69	$0.03	4.3%
Impact of unfavorable currency	0.07	—	0.07

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.79	$0.69	$0.10	14.5%

Schedule 2.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.54	$0.76	$(0.22)	(28.9)%
Simplify to Grow Program	0.01	0.07	(0.06)
Intangible asset impairment charges	—	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	0.08	(0.02)	0.10
Acquisition integration costs and contingent consideration adjustments	0.03	—	0.03
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.01)	—
Incremental costs due to war in Ukraine	(0.01)	—	(0.01)
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	—	0.02	(0.02)
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.01	(0.27)	0.28
Equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP)	$0.66	$0.65	$0.01	1.5%
Net earnings from divestiture - KDP	(0.02)	(0.01)	(0.01)
Change in equity method investee items	0.01	—	0.01

Adjusted EPS (Non-GAAP) - As Recast	$0.65	$0.64	$0.01	1.6%
Impact of unfavorable currency	0.05	—	0.05

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.70	$0.64	$0.06	9.4%

Schedule 2.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.61	$0.68	$(0.07)	(10.3)%
Simplify to Grow Program	0.02	0.07	(0.05)
Intangible asset impairment charges	0.04	—	0.04
Mark-to-market (gains)/losses from derivatives	(0.02)	(0.07)	0.05
Acquisition integration costs and contingent consideration adjustments	(0.01)	—	(0.01)
Acquisition-related costs	0.02	0.01	0.01
Net earnings from divestitures	(0.01)	(0.01)	—
Incremental costs due to war in Ukraine	0.11	—	0.11
Loss on debt extinguishment and related expenses	0.07	0.07	—
Equity method investee items	—	0.03	(0.03)

Adjusted EPS (Non-GAAP)	$0.83	$0.78	$0.05	6.4%
Net earnings from divestiture - KDP	(0.02)	(0.01)	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.81	$0.77	$0.04	5.2%
Impact of unfavorable currency	0.06	—	0.06

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.87	$0.77	$0.10	13.0%

Schedule 2.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.04	$2.47	$0.57	23.1%
Simplify to Grow Program	0.17	0.20	(0.03)
Intangible asset impairment charges	0.02	0.08	(0.06)
Mark-to-market (gains)/losses from derivatives	(0.17)	(0.01)	(0.16)
Acquisition integration costs and contingent consideration adjustments	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.03)	(0.08)	0.05
Costs associated with JDE Peet’s transaction	—	0.20	(0.20)
Remeasurement of net monetary position	0.01	0.01	—
Impact from pension participation changes	0.02	0.01	0.01
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	0.10	(0.03)
Impact from resolution of tax matters	—	(0.02)	0.02
Initial impacts from enacted tax law changes	0.07	0.02	0.05
Gain on equity method investment transactions	(0.39)	(0.55)	0.16
Equity method investee items	0.04	0.05	(0.01)

Adjusted EPS (Non-GAAP)	$2.85	$2.54	$0.31	12.2%
Net earnings from divestiture - KDP	(0.06)	(0.04)	(0.02)
Change in equity method investee items	(0.01)	(0.01)	—

Adjusted EPS (Non-GAAP) - As Recast	$2.78	$2.49	$0.29	11.6%
Impact of favorable currency	(0.08)	—	(0.08)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.70	$2.49	$0.21	8.4%

Schedule 2.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.71	$0.80	$(0.09)	(11.3)%
Simplify to Grow Program	(0.03)	0.06	(0.09)
Mark-to-market (gains)/losses from derivatives	—	(0.03)	0.03
Acquisition integration costs and contingent consideration adjustments	0.01	—	0.01
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	—	(0.01)	0.01
Costs associated with JDE Peet’s transaction	—	(0.01)	0.01
Loss on debt extinguishment and related expenses	—	0.10	(0.10)
Impact from resolution of tax matters	—	(0.02)	0.02
Gain on equity method investment transactions	—	(0.24)	0.24
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.71	$0.66	$0.05	7.6%
Net earnings from divestiture - KDP	(0.02)	(0.02)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.69	$0.64	$0.05	7.8%
Impact of unfavorable currency	0.01	—	0.01

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.70	$0.64	$0.06	9.4%

Schedule 2.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.89	$0.78	$0.11	14.1%
Simplify to Grow Program	0.06	0.06	—
Intangible asset impairment charges	—	0.03	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.08)	(0.08)	—
Acquisition integration costs and contingent consideration adjustments	(0.03)	—	(0.03)
Net earnings from divestitures	(0.01)	(0.01)	—
Initial impacts from enacted tax law changes	—	0.02	(0.02)
Gain on equity method investment transactions	(0.13)	(0.19)	0.06
Equity method investee items	—	0.02	(0.02)

Adjusted EPS (Non-GAAP)	$0.70	$0.63	$0.07	11.1%
Net earnings from divestiture - KDP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.69	$0.62	$0.07	11.3%
Impact of favorable currency	(0.02)	—	(0.02)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.67	$0.62	$0.05	8.1%

Schedule 2.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.76	$0.38	$0.38	100.0%
Simplify to Grow Program	0.07	0.04	0.03
Intangible asset impairment charges	0.02	0.05	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Net earnings from divestitures	(0.01)	(0.02)	0.01
Costs associated with JDE Peet’s transaction	—	0.21	(0.21)
Impact from pension participation changes	0.02	—	0.02
Initial impacts from enacted tax law changes	0.07	—	0.07
Gain on equity method investment transactions	(0.27)	(0.08)	(0.19)
Equity method investee items	—	0.01	(0.01)

Adjusted EPS (Non-GAAP)	$0.65	$0.60	$0.05	8.3%
Net earnings from divestiture - KDP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.64	$0.59	$0.05	8.5%
Impact of favorable currency	(0.04)	—	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.60	$0.59	$0.01	1.7%

Schedule 2.j

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.68	$0.51	$0.17	33.3%
Simplify to Grow Program	0.07	0.03	0.04
Mark-to-market (gains)/losses from derivatives	(0.07)	0.11	(0.18)
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.01)	(0.02)	0.01
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	—	0.07
Gain on equity method investment transactions	—	(0.04)	0.04
Equity method investee items	0.03	0.01	0.02

Adjusted EPS (Non-GAAP)	$0.78	$0.65	$0.13	20.0%
Net earnings from divestiture - KDP	(0.01)	(0.02)	0.01
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.77	$0.63	$0.14	22.2%
Impact of favorable currency	(0.04)	—	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.73	$0.63	$0.10	15.9%

Schedule 2.k

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.47	$2.69	$(0.22)	(8.2)%
Simplify to Grow Program	0.20	0.24	(0.04)
Intangible asset impairment charges	0.08	0.03	0.05
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.05)	0.04
Acquisition-related costs	0.01	—	0.01
Gain on divestitures	—	(0.03)	0.03
Net earnings from divestitures	(0.08)	(0.10)	0.02
Costs associated with JDE Peet’s transaction	0.20	—	0.20
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.01	(0.02)	0.03
CEO transition remuneration	—	0.01	(0.01)
Loss related to interest rate swaps	0.05	0.08	(0.03)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Impact from resolution of tax matters	(0.02)	0.05	(0.07)
Initial impacts from enacted tax law changes	0.02	(0.52)	0.54
(Gain)/loss on equity method investment transactions	(0.55)	0.01	(0.56)
Equity method investee items	0.05	(0.01)	0.06

Adjusted EPS (Non-GAAP)	$2.54	$2.38	$0.16	6.7%
Net earnings from divestiture - KDP	(0.04)	(0.05)	0.01
Change in equity method investee items	(0.01)	(0.01)	—

Adjusted EPS (Non-GAAP) - As Recast	$2.49	$2.32	$0.17	7.3%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.52	$2.32	$0.20	8.6%